Exhibit 10 (xv)

                      FIFTH AMENDMENT TO LOAN MODIFICATION,
                     REAFFIRMATION AND FORBEARANCE AGREEMENT


         This Fifth Amendment ("AGREEMENT") is made as of September 9, 2002, by and between Bontex, Inc., a Virginia corporation having its principal place of business at One Bontex Drive, Buena Vista, VA 24416 ("BORROWER") and Congress Financial Corporation, a Delaware corporation ("LENDER").

                                   BACKGROUND

A.                THE FACILITIES

         1. Borrower and Lender entered into a certain Loan and Security Agreement dated January 26, 2000 (together with all amendments, modifications, addenda and supplements, the "Loan Agreement") and related documents, evidencing certain financing arrangements between Lender and Borrower as more particularly described therein including, without limitation, a certain Term Promissory Note in the principal face amount of $1,000,000 dated January 27, 2000 (the "Note"). Borrower and Lender entered into an Amendment to Loan and Security Agreement on November 13, 2000, a Second Amendment to Loan and Security Agreement on September 12, 2001, a Third Amendment to Loan and Security Agreement on January 22, 2002, a Fourth Amendment to Loan and Security Agreement on February 26, 2002, a Loan Modification, Reaffirmation and Modification Agreement dated as of March 11, 2002 (the "Modification Agreement"), an Amendment to the Modification Agreement dated April 10, 2002, a Second Amendment to the Modification Agreement dated as of May 10, 2002, a Third Amendment to the Modification Agreement dated as of June 10, 2002; and a Fourth Amendment to the Modification Agreement dated as of August 9, 2002.

         2. All agreements and documents described or referred to in this Section A, as amended, this Agreement, all "Financing Agreements" (as that term is defined in the Loan Agreement) and all instruments, documents, and agreements related thereto or executed in connection therewith, are sometime referred to herein collectively as the "EXISTING LOAN DOCUMENTS." All capitalized terms used herein and not defined herein shall have the meaning ascribed to such term in the Existing Loan Documents.

B.                EXISTING DEFAULT

         1. As of the date hereof, Borrower is in default under the terms and conditions of the Existing Loan Documents by its failure to repay all Obligations on the maturity date thereof which coincides with the date of this Agreement ("EXISTING DEFAULT").

         2. Notwithstanding such Existing Default, Borrower has requested that Lender waive, in consideration of the undertakings and obligations of Borrower and Guarantor set forth herein, such Existing Default. Lender has agreed to waive such Existing Default as and only to the extent set forth herein, and without waiving any of Lender's rights and remedies.




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         NOW THEREFORE, with the foregoing Background deemed incorporated by reference and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:

         SECTION 1. ACKNOWLEDGMENT OF INDEBTEDNESS. Borrower confirms and acknowledges that as of the close of business on September 1, 2002, it is indebted to Lender under the Loan Documents without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal amount of $1,157,235.00, comprised of: (a) $792,285.00 outstanding with respect to the Revolving Loans, and (b) $364,850.00 outstanding with respect to the Term Loan, plus any accrued and unpaid interest and all fees, costs and expenses (including attorneys' fees) incurred to date in connection with the Existing Loan Documents.

         SECTION 2.        AMENDMENTS

         2.1.     DEFINITIONS.

                  (a) Section 1.44 of the Loan Agreement is hereby created and reads as follows:

                  "1.44 "EBITDA" shall mean with respect to any period, the sum of Borrower's (a) net income (or deficit), plus (b) Interest Expense, plus (c) depreciation, amortization and income tax expense, plus (d) extraordinary non-cash losses, plus (e) accruals for stock options to the extent the same is a charge against Borrower's net income, minus (f) extraordinary gains, all as determined in accordance with GAAP."

                  (b) Section 1.45 of the Loan Agreement is hereby created and reads as follows:

                  "1.45 "Interest Expense" shall mean for any period, the aggregate amount of interest expense required to be paid or accrued during such period for all indebtedness of Borrower outstanding during all or any part of such period, as determined in accordance with GAAP."

         2.2. FORBEARANCE. Section 2 of the Modification Agreement is hereby deleted in its entirety.

         2.3.     FINANCIAL COVENANTS.

                  (a) Section 9.14 of the Loan Agreement is hereby amended to read as follows:

                  "9.14 Adjusted Tangible Net Worth. Borrower (excluding, for purposes of this covenant, foreign subsidiaries and affiliates) shall continuously maintain Adjustable Tangible Net Worth (which, for purposes of this Section 9.14, shall not include Borrower's accrued pension liability as shown on the financial statements required under Section 9.6(a) of this Agreement) of not less than Five Million, Two Hundred Thousand Dollars ($5,200,000.00) from and including June 30, 2002 and at all times thereafter."



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                  (b)      Section 9.17 of the Loan Agreement is hereby created
and reads as follows:

                  "9.17 Minimum EBITDA. Borrower and Guarantor shall not permit the cumulative EBITDA of Borrower and Guarantor for Borrower's fiscal year commencing July 1, 2002, tested on the last day of each month, to be less than the amounts set forth in the following table:


          July, 2002                            ($48,400.00)

          August, 2002                          ($61,128.00)

          September, 2002                       $70,869.00

          October, 2002                         $173,452.00

          November, 2002                        $301,459.00

          December, 2002                        $435,515.00

          January, 2003                         $593,826.00

          February, 2003                        $791,453.00

          March, 2003                           $995,999.00

          April, 2003                           $1,153,525.00

          May, 2003                             $1,375,794.00

          June, 2003                            $1,621,147.00"



         2.4. TERM OF AGREEMENT; MATURITY DATE. Section 12 of the Loan Agreement is hereby amended by striking out in its entirety Section 12.1(a) of the Loan Agreement, and, in lieu thereof, substituting the following:

         "(a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on July 1, 2003 ("Maturity Date"). Upon the expiration of the Maturity Date, Borrower shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, including checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such payments in respect of the Obligations and cash collateral shall be remitted by


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wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next business day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon (Eastern Time)."

         SECTION 3. WAIVER OF EXISTING DEFAULT. Upon the effectiveness of this Agreement, Lender shall be deemed to have waived Borrower's failure to comply with Section 12.1 (Term of Loan Agreement) of the Loan Agreement, effective as of June 30, 2002, provided that Lender's waiver shall not be deemed a waiver of any subsequent violations of such covenants or a waiver of any other Events of Defaults which may have occurred but are not specifically referred to herein.

         SECTION 4. EFFECTIVENESS CONDITIONS. Lender's undertakings hereunder are subject to satisfactory completion and performance, as determined by Lender in its sole discretion, (all documents to be in form and substance satisfactory to Lender and its counsel) of the following conditions ("EFFECTIVENESS CONDITIONS"):

                  (a) Borrower's execution and delivery of this Agreement;

                  (b) Borrower shall be required to deliver to Lender a supplemental closing fee of Fifty Thousand Dollars ($50,000), which fee shall be fully earned as of the date hereof, and payable in two disbursements:

                      1. Thirty Thousand Dollars ($30,000) in immediately available funds, which Borrower authorizes Lender to advance as a Revolving Loan under the Loan Agreement; and

                      2. The remaining Twenty Thousand Dollars ($20,000) payable ninety (90) days after the date of this Agreement (the "Refinancing Period"), which Borrower authorizes Lender to advance as a Revolving Loan under the Loan Agreement; provided, however, that if all Obligations are fully and finally paid prior to the expiration of the Refinancing Period, Lender shall waive and fully release Borrower from any obligation to pay this second disbursement;


                  (c) Guarantor's execution and delivery of the Consent of Guarantor; and

                  (d) Borrower providing to Lender, by October 15, 2002, an unqualified opinion of an independent accountant that states the submitted financial statements were prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Borrower at the end of, and for the fiscal year then ended.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to, and covenants with, Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrower:



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                  (a) This Agreement has been duly executed and delivered by
Borrower and is in full force and effect as of the date hereof and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms;

                  (b) Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

                  (c) This Agreement is, or when executed by Borrower and delivered to Lender, will be, duly executed and constitute a valid and legally binding obligation of Borrower, enforceable against Borrower in accordance with its terms; and

                  (d) The execution by Borrower and delivery to Lender of this Agreement is not and will not be in contravention of any order of any court or other agency of government, law or any other indenture or agreement to which wither Borrower is bound or the Articles of Incorporation or bylaws of Borrower to be in conflict with, or result in a breach of, or constitute (with due notice and/or passage of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge, encumbrance of any nature on any property of Borrower.

         SECTION 6. REAFFIRMATION. Except as expressly amended herein, all of the terms, provisions and conditions of the Loan Agreement (as previously amended), the Note (as previously amended), and the Modification Agreement are hereby reaffirmed and ratified in all respects, and remain in full force and effect. Borrower reaffirms each of the representations and warranties under the Loan Agreement, as if said representations and warranties were made and given on and as of the date hereof.

         SECTION 7.        MISCELLANEOUS

         7.1. Counterparts. This Agreement may be executed in any number of counterparts, each of which will constitute an original and all of which together shall constitute one instrument. Signature by facsimile shall bind the parties hereto.

         7.2. Third-Party Rights. No rights are intended to be created hereunder for the benefit of any third- party donee, creditor, or incidental beneficiary.

         7.3. Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

         7.4. Indemnity. Borrower hereby agrees to indemnify Lender from and against all losses, costs, expense, demands and damages whatsoever which Lender may suffer or incur in respect of any claims which have or may be brought by any third party relating to this Agreement, the Existing Loan Documents or the transactions contemplated hereby or thereby. This indemnity shall continue in full force and effect after the Termination Date and notwithstanding the completion of the other matters referred to in this Agreement. This


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indemnification is in addition to and shall not limit any other indemnification agreement between Borrower and Lender, and shall be included within the Obligations.

         7.5. Integrated Agreement. This Agreement shall be deemed incorporated into and made a part of the Existing Loan Documents. Except as expressly set forth herein, all of the terms, conditions and agreements of the Existing Loan Documents are ratified and confirmed. The Existing Loan Documents and this Agreement shall be construed as integrated and complementary of each other, and as augmenting and not restricting Lender's rights, remedies and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Agreement shall control.

         7.6. Non-Waiver. No omission or delay by Lender in exercising any right or power under this Agreement, or the Existing Loan Documents or any related agreement will impair such right or power or be construed to be a waiver of any default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified. Lender's rights and remedies are cumulative and concurrent and may be pursued singly, successively or together.

         7.7. Headings. The headings of any paragraph of this Agreement are for convenience only and shall not be used to interpret any provision of this Agreement.

         7.8. Survival. All warranties, representations and covenants made by Borrower herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by them or on their behalf under this Agreement, shall be considered to have been relied upon by Lender. All statements in any such certificate or other instrument shall constitute warranties and representations by Borrower hereunder. All warranties, representations, indemnities and covenants made by Borrower hereunder or under any other agreement or instrument shall be deemed continuing until the Obligations are indefeasibly paid and satisfied in full.

         7.9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. No delegation by Borrower of any duty or obligation of performance may be made or is intended to be made to Lender. No rights are intended to be created hereunder or under any related instruments, documents or agreements for the benefit of any third party donee, creditor, incidental beneficiary or affiliate of Borrower.

         7.10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The provisions of this Agreement are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

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         IN WITNESS WHEREOF, the undersigned parties have executed this
Agreement the day and year first above written.


LENDER                         CONGRESS FINANCIAL CORPORATION


                               By: /s/ Eric Storz, Assistant Vice President
                                   ----------------------------------------

BORROWER                       BONTEX, INC.


                               By: /s/ Jeffrey C. Kostelni, C.F.O.
                                   ------------------------------



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                              CONSENT OF GUARANTOR

         The undersigned guarantor hereby consents to the provisions of the foregoing Agreement and agrees that the undersigned's obligations under the Limited Guaranty shall be unimpaired by the said Agreement and that the undersigned has no defenses or set offs against Lender, its officers, directors, employees, agents or attorneys, with respect to the Limited Guaranty, and that all of the terms, conditions and covenants in the Limited Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed. The undersigned hereby certifies that the representations and warranties made in the Limited Guaranty are true and correct. THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS THE WAIVER OF JURY TRIAL PROVISION CONTAINED IN THE LIMITED GUARANTY.

         WITNESS the due execution hereof as a document under seal, as of September 9, 2002, intending to be legally bound hereby.


                                          /s/ James C. Kostelni, C.E.O.
                                          -----------------------------
                                              James C. Kostelni




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                            CORPORATE ACKNOWLEDGMENT



STATE OF VIRGINIA                   :
                                    :       ss
CITY OF BUENA VISTA                 :


     On this, the 9th day of September, 2002, before me, the undersigned Notary Public, personally appeared James C. Kostelni, known to me (or satisfactorily proven) and says that he is the C.E.O. of Bontex, Inc., whose name is subscribed to the within instrument and who acknowledged that he executed the same for the purposes therein contained.

         WITNESS my hand and seal the day and year aforesaid.

                                     /s/ Linda A. Floyd
                                     Notary Public


                                     My Commission Expires:    July 31, 2004




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                            CORPORATE ACKNOWLEDGMENT



STATE OF VIRGINIA                   :
                                    :       ss
CITY OF BUENA VISTA                 :


     On this, the 9th day of September, 2002, before me, the undersigned Notary Public, personally appeared Jeffrey C. Kostelni, known to me (or satisfactorily proven) and says that he is the C.F.O. of Bontex, Inc., whose name is subscribed to the within instrument and who acknowledged that he executed the same for the purposes therein contained.

         WITNESS my hand and seal the day and year aforesaid.

                                     /s/ Linda A. Floyd
                                     Notary Public


                                     My Commission Expires:    July 31, 2004




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